Exhibit 99.01

Shutterfly Announces Third Quarter 2009 Financial Results

●	Net revenues increase 13% year-over-year to $40.5 million
●	35th consecutive quarter of year-over year net revenue growth
●	GAAP net loss of ($0.25) per diluted share
●	Adjusted EBITDA1 of $2.0 million

 REDWOOD CITY, October 28, 2009 -- Shutterfly, Inc. (NASDAQ:SFLY), the leading Internet-based social expression and personal publishing service, today announced financial results for the three months ended September 30, 2009.

“Shutterfly delivered very solid third quarter results with better than expected revenue and EBITDA growth, despite an increasingly tough macro-economic environment,” said President and Chief Executive Officer Jeffrey Housenbold.  “During the quarter we launched the innovative Simple Path photo book creation experience, enhanced our cards and stationery offering and acquired Tiny Pictures.  We also made strong progress on our commercial printing initiative and prepared our manufacturing facilities in Charlotte and Phoenix for the seasonally busy fourth quarter.”

Third Quarter 2009 Financial Highlights

●	Net revenues totaled $40.5 million, a 13% year-over-year increase.
●	Third quarter 2009 represents the 35th consecutive quarter of year-over-year net revenue growth.
●	Personalized Products & Services2 net revenues totaled $23.6 million, a 22% year-over-year increase.
●	Personalized Products & Services net revenues represented 58% of total net revenues.
●	Net revenues from prints declined 6% year-over-year, to $15.6 million.
●	Commercial print net revenues totaled $1.2 million.
●	Existing customers generated 76% of total net revenues.
●	Gross profit margin was 47% of net revenues, compared to 49%3 in the third quarter of 2008.
●	Operating expenses, excluding $4.0 million of stock-based compensation, totaled $24.1 million.
●	GAAP net loss was ($6.3) million, compared to a net loss of ($2.8)3 million in the third quarter of 2008.
●	GAAP net loss per diluted share was ($0.25), compared to ($0.11)3 in the third quarter of 2008.
●	Adjusted EBITDA was $2.0 million, compared to $0.1 million in the third quarter of 2008.
●	At September 30, 2009, the Company had $111.6 million of cash, cash equivalents and short-term investments.

Third Quarter 2009 Operating Metrics

●	Transacting customers totaled 982,000, a 7% increase over the third quarter of 2008.
●	Orders totaled 1.7 million, a 3% increase over the third quarter of 2008.
●	Average order value4 was $23.03, a 6% increase over the third quarter of 2008.

Recent Operating Highlights

●	Introduced Shutterfly Simple Path creation experience that automatically makes photo books.
●	Acquired Tiny Pictures, a leading developer of mobile and social applications.
●	Launched our 2009 holiday cards and stationery collection including Shutterfly Support-a-Cause cards from organizations like LiveSTRONG and Special Olympics.
●	Enhanced Share Sites to include a solution for Youth Sports and announced partnerships with national and regional youth sports organizations.
●	Launched next generation of Shutterfly Video and iPhone application.
●	Named Brian Swette to the Board of Directors.

Business Outlook

The Company's current financial expectations for the fourth quarter and the full year 2009 are as follows:

Fourth Quarter 2009:

●	Net revenues to range from $102.6 million to $112.6 million, a year-over-year change of (4%) to 5%.
●	GAAP gross profit margins to range from 55% to 59% of net revenues.
●	Non-GAAP gross profit margins to range from 56% to 60% of net revenues.
●	GAAP operating income to range from $21 million to $27 million.
●	Non-GAAP operating income to range from $26 million to $32 million.
●	GAAP effective tax rate to range from 30% to 35%.
●	Non-GAAP effective tax rate to range from 30% to 35%.
●	GAAP diluted net loss per share to range from $0.55 to $0.66.
●	Non-GAAP diluted net loss per share to range from $0.68 to $0.78.
●	Weighted average diluted shares of approximately 27.2 million.
●	Adjusted EBITDA to range from $33 million to $39 million.

Full Year 2009:

●	Net revenues to range from $218 million to $228 million, a year-over-year change of 2% to 7%.
●	GAAP gross profit margins to range from 51% to 53% of net revenues.
●	Non-GAAP gross profit margins to range from 52% to 54% of net revenues.
●	GAAP operating loss to range from ($7) million to $0 million.
●	Non-GAAP operating income to range from $10 million to $16 million.
●	GAAP effective tax rate to range from 25% to 40%.
●	Non-GAAP effective tax rate to range from 30% to 35%.
●	GAAP diluted net income (loss) per share to range from a net loss of ($0.14) to net income of $0.01.
●	Non-GAAP diluted net income per share to range from $0.27 to $0.40.
●	Weighted average diluted shares of 25.8 million in net loss scenario to 26.8 million in net income scenario.
●	Adjusted EBITDA to range from 16% to 18% of net revenues.
●	Capital expenditures to range from $19 million to $21 million.

The foregoing financial guidance replaces any of the Company’s previously issued guidance and all such previous guidance should no longer be relied upon.

Third Quarter 2009 Conference Call

Management will review the third quarter 2009 financial results and its expectations for the fourth quarter and full year 2009 on a conference call on Wednesday, October 28, 2009 at 2:00 p.m. Pacific Time (5:00 p.m. Eastern Time).  To listen to the call and view the accompanying slides, please visit http://www.shutterfly.com. In the Investor Relations area, found in the "About Us" section, click on the link provided for the webcast, or dial 719-325-4880.  The webcast, as well as a podcast, will be archived and available at http://www.shutterfly.com.  A replay of the conference call will be available through Wednesday, November 11, 2009. To hear the replay, please dial 719-457-0820, replay passcode 2471402.

About Non-GAAP Financial Information

The accompanying press release dated October 28, 2009, contains certain non-GAAP financial measures.  Tables are provided in the press release that reconcile the non-GAAP financial measures to the most directly comparable financial measures prepared in accordance with Generally Accepted Accounting Principles (GAAP).  These non-GAAP financial measures include non-GAAP gross margins, non-GAAP operating income (loss) and the related operating income (loss) margins, non-GAAP income (loss) per share, adjusted EBITDA and free cash flow.   When used in connection with historical results and forward-looking guidance, the non-GAAP financial measure Adjusted EBITDA is defined as earnings before interest, taxes, depreciation, amortization and stock-based compensation while free cash flow is defined as Adjusted EBITDA less purchases of property and equipment and capitalization of software and website development costs. For more information, please see Shutterfly's SEC Filings.

To supplement the Company's consolidated financial statements presented on a GAAP basis, we believe that these non-GAAP measures provide useful information about the Company's core operating results and thus are appropriate to enhance the overall understanding of the Company's past financial performance and its prospects for the future. These adjustments to the Company's GAAP results are made with the intent of providing both management and investors a more complete understanding of the Company's underlying operational results and trends and performance. Management uses these non-GAAP measures to evaluate the Company's financial results, develop budgets, manage expenditures, and determine employee compensation. The presentation of additional information is not meant to be considered in isolation or as a substitute for or superior to net income (loss) or net income (loss) per share determined in accordance with GAAP.

Notice Regarding Forward-Looking Statements

This media release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which involve risks and uncertainties. These forward-looking statements include all statements regarding the Company's financial expectations for the fourth quarter and full year 2009 set forth under the caption "Business Outlook." The Company's actual results may differ materially from those anticipated in these forward-looking statements. Factors that might contribute to such differences include, among others, economic downturns and the general state of the economy, our ability to expand our customer base; our ability to retain and hire necessary employees, including seasonal personnel, and appropriately staff our operations; the impact of seasonality on our business; our ability to develop on a timely basis, as well as consumer acceptance of, new products and services; our ability to develop additional adjacent lines of business;  unforeseen changes in expense levels; and competition, which could lead to pricing pressure. For more information regarding the risks and uncertainties that could cause actual results to differ materially from those expressed or implied in these forward-looking statements, as well as risks relating to our business in general, we refer you to the "Risk Factors" sections of the Company's Form 10-K for the year ended December 31, 2008, and the Company's other filings, which are available on the Securities and Exchange Commission's Web site at www.sec.gov. These forward-looking statements are based on current expectations and the Company assumes no obligation to update this information.

# # #

About Shutterfly
Founded in 1999, Shutterfly, Inc. is an Internet-based social expression and personal publishing service.  Shutterfly provides high quality products and world class services that make it easy, convenient and fun for consumers to preserve their digital photos in a creative and thoughtful manner.  Shutterfly's flagship product is its award-winning photo book line, which helps consumers celebrate memories and tell their stories in professionally bound coffee table books.  More information about Shutterfly (NASDAQ:SFLY) is available at www.shutterfly.com.  Shutterfly and Shutterfly.com are trademarks of Shutterfly, Inc.

Contacts Media Relations: Gretchen Sloan, 650-610-5276 gsloan@shutterfly.com	Investor Relations: John Kaelle, 650-610-3541 jkaelle@shutterfly.com

1 Adjusted EBITDA is a non-GAAP financial measure that the Company defines as earnings before interest, taxes, depreciation, amortization and stock-based compensation.

2 Personalized Products and Services revenues primarily include photo books, stationery and folded greeting cards, calendars, photo-based merchandise.  Commercial printing revenues are excluded from personalized products and services revenues.

3 As restated.  See Form 8-K dated October 23, 2009 for details of the restatement which recorded an additional $1.1 million of stock-based compensation in FY 2008, of which $0.2 million is related to third quarter 2008.

4 Average order value excludes commercial printing revenue.

Shutterfly, Inc.
Condensed Consolidated Statements of Operations
(In thousands, except per share amounts)
(Unaudited)
	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2009	2008	2009	2008

		(As restated)		(As restated)
Net revenues	$40,495	$35,953	$115,365	$105,738
Cost of net revenues (1)	21,420	18,451	61,161	53,777
Gross profit	19,075	17,502	54,204	51,961
Operating expenses (1):
Technology and development	11,390	9,689	33,347	28,796
Sales and marketing	9,377	10,138	26,075	26,936
General and administrative	7,363	6,901	22,642	22,299
Total operating expenses	28,130	26,728	82,064	78,031
Loss from operations	(9,055)	(9,226)	(27,860)	(26,070)
Interest expense	(22)	(100)	(136)	(185)
Interest and other income, net	74	455	681	2,514
Loss before income taxes	(9,003)	(8,871)	(27,315)	(23,741)
Benefit from income taxes	2,657	6,071	9,083	13,032
Net loss	$(6,346)	$(2,800)	$(18,232)	$(10,709)

Net loss per share - basic and diluted	$(0.25)	$(0.11)	$(0.72)	$(0.43)

Weighted-average shares outstanding - basic and diluted	25,517	25,067	25,303	25,020

(1) Stock-based compensation is allocated as follows:

Cost of net revenues	$119	$109	$297	$301
Technology and development	1,077	654	2,292	1,693
Sales and marketing	955	696	2,428	1,733
General and administrative	2,005	1,216	4,778	3,327
	$4,156	$2,675	$9,795	$7,054

Shutterfly, Inc.
Condensed Consolidated Balance Sheets
(In thousands, except par value amounts)
(Unaudited)

	September 30,	December 31,
	2009	2008
		(As restated)

ASSETS
Current assets:
Cash and cash equivalents	$63,250	$88,164
Short-term investments	48,375	-
Accounts receivable, net	3,607	5,992
Inventories	3,316	3,610
Deferred tax asset, current portion	1,030	1,194
Prepaid expenses and other current assets	15,703	4,749
Total current assets	135,281	103,709
Long-term investments	-	52,250
Property and equipment, net	43,217	48,108
Goodwill and intangible assets, net	13,872	14,547
Deferred tax asset, net of current portion	11,759	12,266
Other assets	4,719	2,417
Total assets	$208,848	$233,297

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$6,265	$11,214
Accrued liabilities	11,442	24,712
Deferred revenue	8,916	9,461
Current portion of capital lease obligations	9	90
Total current liabilities	26,632	45,477
Other liabilities	1,613	1,001
Capital lease obligations, less current portion	8	17
Total liabilities	28,253	46,495

Stockholders' equity
Common stock, $0.0001 par value; 100,000 shares authorized; 25,651 and
25,138 shares issued and outstanding on September 30, 2009 and
December 31, 2008, respectively	3	2
Additional paid-in-capital	215,926	203,902
Accumulated deficit	(35,334)	(17,102)
Total stockholders' equity	180,595	186,802
Total liabilities and stockholders' equity	$208,848	$233,297

Shutterfly, Inc.
Condensed Consolidated Statements of Cash Flows
(In thousands)
(Unaudited)
	Nine Months Ended
	September 30,
	2009	2008

		(As restated)
Cash flows from operating activities:
Net loss	$(18,232)	$(10,709)
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	18,844	17,463
Amortization of intangible assets	1,491	1,370
Stock-based compensation	9,795	7,054
Loss on disposal of property and equipment	79	308
Deferred income taxes	703	(10,123)
Changes in operating assets and liabilities:
Accounts receivable, net	2,389	1,336
Inventories	294	1,518
Prepaid expenses and other current assets	(10,700)	(3,553)
Other assets	(2,421)	352
Accounts payable	(5,083)	(2,758)
Accrued and other liabilities	(14,737)	(6,086)
Deferred revenue	(546)	468
Net cash used in operating activities	(18,124)	(3,360)

Cash flows from investing activities:
Acquisition of business and intangibles, net of cash acquired	(796)	(10,098)
Purchases of property and equipment	(8,272)	(16,760)
Capitalization of software and website development costs	(3,032)	(3,239)
Proceeds from sale of short term investments	-	3,002
Proceeds from sale of equipment	-	6
Purchase of auction rate securities	-	(52,250)
Proceeds from the sale of auction rate securities	3,875	-
Net cash used in investing activities	(8,225)	(79,339)

Cash flows from financing activities:
Principal payments of capital lease obligations	(90)	(378)
Proceeds from issuance of common stock upon exercise of stock options	2,139	1,130
Shares withheld for payment of employee's withholding tax liability	(1,041)	-
Tax benefit of stock options recorded in additional paid-in capital	427	-
Net cash provided by financing activities	1,435	752

Net increase in cash and cash equivalents	(24,914)	(81,947)
Cash and cash equivalents, beginning of period	88,164	122,582
Cash and cash equivalents, end of period	$63,250	$40,635

Supplemental schedule of non-cash investing activities
Accrued property and equipment liability	1,524	-
Escrow liability from acquisition of business	150	-

Shutterfly, Inc.
User Metrics Disclosure

	Three Months Ended
	September 30,
	2009		2008

User Metrics

Customers	981,670		916,195
year-over-year growth	7%		9%

Orders	1,704,591		1,656,050
year-over-year growth	3%		0%

Average order value(1)	$23.03		$21.71
year-over-year growth	6%		11%

Average orders per customer	1.7	x	1.8	x

(1) Average order value excludes commercial printing revenue.

Shutterfly, Inc.
Reconciliation of Forward-Looking Guidance for Non-GAAP Financial Measures to GAAP Measures
(In millions, except per share amounts)

		Forward-Looking Guidance
		GAAP					Non-GAAP
		Range of Estimate		Adjustments			Range of Estimate
		From	To	From	To		From	To

	Three Months Ending December 31, 2009

	Net revenues	$102.6	$112.6	-	-		$102.6	$112.6
	Gross profit margin	55%	59%	1%		[a]	56%	60%
	Operating income	$21	$27	$5		[b]	$26	$32
	Operating margin	20%	24%	5%	4%	[b]	25%	28%

	Stock-based compensation	$4.5	$4.5	$4.5	$4.5		-	-
	Amortization of intangible assets	$0.6	$0.6	$0.6	$0.6		-	-

	Adjusted EBITDA*						$33.0	$39.0

	Diluted income per share	$0.55	$0.66	$0.13	$0.12	[c]	$0.68	$0.78
	Diluted shares	27.2	27.2	-	-		27.2	27.2
	Effective tax rate	30%	35%	0%	0%	[d]	30%	35%

	Twelve Months Ending December 31, 2009

	Net revenues	$218.0	$228.0	-	-		$218.0	$228.0
	Gross profit margin	51%	53%	1%		[e]	52%	54%
	Operating income (loss)	($7)	$0	$17.0	$16.0	[f]	$10	$16
	Operating margin	(3%)	0%	8%	7%	[f]	5%	7%

	Stock-based compensation	$14.3	$14.3	$14.3	$14.3		-	-
	Amortization of intangible assets	$2.1	$2.1	$2.1	$2.1		-	-

	Adjusted EBITDA*						$35	$41
	Adjusted EBITDA* margin						16%	18%

	Diluted earnings (loss) per share	($0.14)	$0.01	$0.41	$0.39	[g]	$0.27	$0.40
	Diluted shares	25.8	26.8	1.0	-		26.8	26.8
	Effective tax rate	40%	25%	(10%)	10%	[h]	30%	35%

	Capital expenditures	$19.0	$21.0				$19.0	$21.0

*	Adjusted EBITDA is a non-GAAP financial measure defined as earnings before interest, taxes, depreciation, amortization and stock-based compensation.
[a]	Reflects estimated adjustments for stock-based compensation expense of approximately $100k and amortization of purchased intangible assets of approximately $600k.
[b]	Reflects estimated adjustments for stock-based compensation expense of approximately $4.5 million and amortization of purchased intangible assets of approximately $600k.
[c]	Reflects the estimated adjustments in item [b] and the income tax impact related to these adjustments.
[d]	Reflects the estimated adjustments to the effective tax rate based on the adjustments in item [b].
[e]	Reflects estimated adjustments for stock-based compensation expense of approximately $400k and amortization of purchased intangible assets of approximately $2.1 million.
[f]	Reflects estimated adjustments for stock-based compensation expense of approximately $14.3 million and amortization of purchased intangible assets of approximately $2.1 million.
[g]	Reflects the estimated adjustments in item [f] and the income tax impact related to these adjustments.
[h]	Reflects the estimated adjustments to the effective tax rate based on the adjustments in item [f].

Shutterfly, Inc.
Reconciliation of GAAP Gross Profit Margin to Non-GAAP Gross Profit Margin
(In thousands)
(Unaudited)
* As restated								Year Ended
	Mar. 31,	Jun. 30,	Sep. 30,	Dec. 31,	Mar. 31,	Jun. 30,	Sep. 30,	Dec. 31,
	2008*	2008*	2008*	2008*	2009	2009	2009	2008*
GAAP gross profit	$16,401	$18,058	$17,502	$65,306	$16,340	$18,789	$19,075	$117,267
Stock-based compensation expense within cost of net revenues	92	101	109	70	95	82	119	372
Amortization of intangible assets within cost of net revenues	367	367	367	368	367	394	460	1,469
Non-GAAP gross profit	$16,860	$18,526	$17,978	$65,744	$16,802	$19,265	$19,654	$119,108

Non-GAAP gross profit margin	49%	52%	50%	61%	47%	50%	49%	56%

Shutterfly, Inc.
Reconciliation of GAAP Operating Margin to Non-GAAP Operating Margin
(In thousands)
(Unaudited)
* As restated								Year Ended
	Mar. 31,	Jun. 30,	Sep. 30,	Dec. 31,	Mar. 31,	Jun. 30,	Sep. 30,	Dec. 31,
	2008*	2008*	2008*	2008*	2009	2009	2009	2008*

GAAP operating income (loss)	$(8,672)	$(8,172)	$(9,226)	$28,676	$(9,396)	$(9,408)	$(9,055)	$2,606
Stock-based compensation expense	2,058	2,321	2,676	2,695	2,804	2,834	4,156	9,750
Amortization of intangible assets	457	457	457	456	457	484	550	1,827

Non-GAAP operating income (loss)	$(6,157)	$(5,394)	$(6,093)	$31,827	$(6,135)	$(6,090)	$(4,349)	$14,183

Non-GAAP operating margin	(18%)	(15%)	(17%)	30%	(17%)	(16%)	(11%)	7%

Shutterfly, Inc.
Reconciliation of GAAP Net Income to Non-GAAP Net Income
(In thousands)
(Unaudited)
* As restated								Year Ended
	Mar. 31,	Jun. 30,	Sep. 30,	Dec. 31,	Mar. 31,	Jun. 30,	Sep. 30,	Dec. 31,
	2008*	2008*	2008*	2008*	2009	2009	2009	2008*

GAAP net income (loss)	$(3,763)	$(4,146)	$(2,800)	$14,369	$(6,232)	$(5,654)	$(6,346)	$3,660
Stock-based compensation expense	2,058	2,321	2,676	2,695	2,804	2,834	4,156	9,750
Amortization of intangible assets	457	457	457	456	457	484	550	1,827
Income taxes associated with certain non-GAAP entries	(1,703)	(1,523)	(3,202)	3,068	(1,168)	(1,190)	(1,255)	(3,360)

Non-GAAP net income (loss)	$(2,951)	$(2,891)	$(2,869)	$20,588	$(4,139)	$(3,526)	$(2,895)	$11,877

Diluted net income per share:
GAAP	$(0.15)	$(0.17)	$(0.11)	$0.56	$(0.25)	$(0.22)	$(0.25)	$0.14
Non-GAAP	$(0.12)	$(0.12)	$(0.11)	$0.81	$(0.16)	$(0.14)	$(0.11)	$0.46

Shares used in GAAP and non-GAAP diluted net income per-share calculation	24,949	25,045	25,067	25,455	25,148	25,246	25,517	25,787

Shutterfly, Inc.
Reconciliation of GAAP to Non-GAAP Effective Tax Rate
(In thousands)
(Unaudited)
* As restated								Year Ended
	Mar. 31,	Jun. 30,	Sep. 30,	Dec. 31,	Mar. 31,	Jun. 30,	Sep. 30,	Dec. 31,
	2008*	2008*	2008*	2008*	2009	2009	2009	2008*

GAAP benefit (provision) for income taxes	$3,590	$3,371	$6,071	$(14,604)	$2,928	$3,497	$2,657	$(1,572)
Income taxes associated with certain non-GAAP entries	(1,703)	(1,523)	(3,202)	3,068	(1,168)	(1,190)	(1,255)	(3,360)
Non-GAAP benefit (provision) for income taxes	$1,887	$1,848	$2,869	$(11,536)	$1,760	$2,307	$1,402	$(4,932)

GAAP income (loss) before income taxes	$(7,353)	$(7,517)	$(8,871)	$28,973	$(9,160)	$(9,152)	$(9,003)	$5,232
Stock-based compensation expense	2,058	2,321	2,676	2,695	2,804	2,834	4,156	9,750
Amortization of intangible assets	457	457	457	456	457	484	550	1,827
Non-GAAP income (loss) before income taxes	$(4,838)	$(4,739)	$(5,738)	$32,124	$(5,899)	$(5,834)	$(4,297)	$16,809

GAAP Effective tax rate	49%	45%	68%	50%	32%	38%	30%	30%

Non-GAAP effective tax rate	39%	39%	50%	36%	30%	40%	33%	29%

Shutterfly, Inc.
Reconciliation of Non-GAAP Adjusted EBITDA
(In thousands)
(Unaudited)
* As restated								Year Ended
	Mar. 31,	Jun. 30,	Sep. 30,	Dec. 31,	Mar. 31,	Jun. 30,	Sep. 30,	Dec. 31,
	2008*	2008*	2008*	2008*	2009	2009	2009	2008*

Income (loss) from Operations	$(8,672)	$(8,172)	$(9,226)	$28,676	$(9,396)	$(9,408)	$(9,055)	$2,606
Add back:
Depreciation and amortization	5,885	6,266	6,682	7,205	6,706	6,779	6,850	26,038
Stock-based compensation expense	2,058	2,321	2,676	2,695	2,804	2,834	4,156	9,750
Non-GAAP Adjusted EBITDA	$(729)	$415	$132	$38,576	$114	$205	$1,951	$38,394

Shutterfly, Inc.
Reconciliation of Non-GAAP Adjusted EBITDA to Free Cash Flows
(In thousands)
(Unaudited)
* As restated								Year Ended
	Mar. 31,	Jun. 30,	Sep. 30,	Dec. 31,	Mar. 31,	Jun. 30,	Sep. 30,	Dec. 31,
	2008*	2008*	2008*	2008*	2009	2009	2009	2008*

Non-GAAP Adjusted EBITDA	$(729)	$415	$132	$38,576	$114	$205	$1,951	$38,394
Less: Purchases of property and equipment	(7,930)	(3,840)	(4,990)	(1,460)	(4,158)	(1,826)	(3,811)	(18,220)
Less: Capitalized technology & development costs	(848)	(1,410)	(981)	(1,288)	(824)	(1,114)	(1,094)	(4,527)
Free cash flows	$(9,507)	$(4,835)	$(5,839)	$35,828	$(4,868)	$(2,735)	$(2,954)	$15,647